UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

March 7, 2012

Date of Report (date of earliest event reported)

Standard Parking Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 1600

Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On March 7, 2012, Standard Parking Corporation filed with the Securities and Exchange Commission a Current Report on Form 8-K that inadvertently indicated that the information was furnished under Item 7.01 (in addition to Item 2.02). The purpose of this amendment is to reflect its filing under Item 8.01.

Item 2.02. Results of Operations and Financial Condition.

Item 8.01. Other Information.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and filed pursuant to Item 8.01, “Other Information.”

On March 7, 2012, Standard Parking Corporation issued a press release setting forth its fourth quarter and full year 2011 earnings. A copy of SPC’s press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Exhibit Index

99  Press release, dated March 7, 2012, issued by Standard Parking Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Standard Parking Corporation

Date: March 9, 2012	/s/ G. MARC BAUMANN
G. Marc Baumann Chief Financial Officer